UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 9, 2020

EDOC Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39689	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

(Address of principal executive offices, including zip code)

7612 Main Street Fishers

Suite 200

Victor, NY 14564

Registrant’s telephone number, including area code: (585) 678-1198

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, one Right and one Warrant	ADOC	The Nasdaq Stock Market LLC
Class A Ordinary Shares, $.0001 par value	ADOC	The Nasdaq Stock Market LLC
Rights, exchangeable into one-tenth of one Class A Ordinary Share	ADOCR	The Nasdaq Stock Market LLC
Warrants, each exercisable for one-half of one Class A Ordinary Share, each whole Class A Ordinary Share exercisable for $11.50 per share	ADOCW	The Nasdaq Stock Market LLC

Item 1.01. Entry into a Material Definitive Agreement.

On November 12, 2020, EDOC Acquisition Corp. (the “Company”) consummated its initial public offering (“IPO”) of 90,000,000 units (the “Units”). Each Unit consists of one Class A ordinary share of the Company, $.0001 par value (the “Ordinary Shares”), one warrant of the Company (“Warrant”), with each Warrant entitling the holder thereof to purchase one-half of one Ordinary Share for $11.50 per whole share and one right to receive one-tenth (1/10) of one Ordinary Share upon consummation of the Company’s initial business combination. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $90,000,000. Pursuant to the underwriting agreement, dated November 9, 2020, the Company granted the underwriters in the IPO (the “Underwriters”) a 30-day option to purchase up to 1,350,000 additional Units solely to cover over-allotments, if any (the “Over-Allotment Option”).

In connection with the IPO, the Company entered into the following agreements, some of which were forms previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File Nos. 333-248819) for the IPO, originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on September 15, 2020 (as amended, the “Registration Statement”):

●	An Underwriting Agreement, dated November 9, 2020, by and between the Company and I-Bankers Securities, Inc. (“I-Bankers”), the representative of the several underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.
●	A Warrant Agreement, dated as of November 9, 2020, by and between the Company and Continental Stock Transfer & Trust Company (“CST”), as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.
●	A Rights Agreement, dated as of November 9, 2020, by and between the Company and CST, as rights agent, a copy of which is attached as Exhibit 4.2 hereto and incorporated herein by reference.
●	A Letter Agreement, dated November 9, 2020, by and among the Company, its initial shareholders, directors and officers, a copy of which are attached as Exhibit 10.1 hereto and incorporated herein by reference.
●	An Investment Management Trust Agreement, dated November 9, 2020, by and between the Company and CST, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.
●	A Letter Agreement, dated November 9, 2020, by and between the Company and American Physicians LLC with respect to administrative support, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.
●	Unit Subscription Agreement, dated November 9, 2020 between the Registrant and American Physicians LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.
●	Unit Subscription Agreement dated November 9, 2020 between the Registrant and I-Bankers, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.
●	Registration Rights Agreement, between the Registrant and certain securityholders, dated as of November 9, 2020, attached as Exhibit 10.6 hereto and incorporated herein by reference.
●	A Business Combination Marketing Agreement, dated November 9, 2020, by and between the Company and I-Bankers, a copy of which is attached as Exhibit 10.7 hereto and incorporated herein by reference.
●	An Indemnity Agreement, dated as of November 9, 2020, by and between the Company and Bob Ai, a copy of which is attached as Exhibit 10.8 hereto and incorporated herein by reference.
●	An Indemnity Agreement, dated as of November 9, 2020, by and between the Company and Christine Zhao, a copy of which is attached as Exhibit 10.9 hereto and incorporated herein by reference.
●	An Indemnity Agreement, dated as of November 9, 2020, by and between the Company and Gang Li, a copy of which is attached as Exhibit 10.10 hereto and incorporated herein by reference.
●	An Indemnity Agreement, dated as of November 9, 2020, by and between the Company and Jiuji Yan, a copy of which is attached as Exhibit 10.11 hereto and incorporated herein by reference.
●	An Indemnity Agreement, dated as of November 9, 2020, by and between the Company and Kevin Chen, a copy of which is attached as Exhibit 10.12 hereto and incorporated herein by reference.
●	A 10b5-1 plan between Sponsor and ED&F Man Capital Markets Inc., dated as of November 9, 2020, a copy of which is attached as Exhibit 10.13 hereto and incorporated herein by reference.
●	A 10b5-1 plan between I-Bankers and ED&F Man Capital Markets Inc., dated as of November 9, 2020, a copy of which is attached as Exhibit 10.14 hereto and incorporated herein by reference.

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On November 12, 2020, the Company issued an aggregate of 75,000 Ordinary Shares (the “Representative’s Shares”) to I-Bankers in connection with their services as underwriters for the IPO. I-Bankers have agreed not to transfer, assign or sell any of Representative’s Shares until the completion of the Company’s initial business combination. In addition, I-Bankers has agreed (i) to waive their redemption rights with respect to such shares in connection with the completion of the Company’s initial business combination and (ii) to waive their rights to liquidating distributions from the trust account with respect to such shares if the Company fails to complete its initial business combination within 12 months from the closing of this offering (or up to 18 months from the closing of this offering if the Company extends the period of time to consummate a business combination, as described in more detail in the Registration Statement).

On November 12, 2020, the Company issued an aggregate of 450,000 warrants, exercisable at $12.00 per share (the “Representative’s Warrants”), to I-Bankers, in connection with its services as underwriter for the IPO. The Representative’s Warrants may be exercised for cash or on a cashless basis, at the holder’s option, at any time during the period commencing on the later of the first anniversary of the effective date of the Registration Statement and the closing of the Company’s initial business combination and terminating on the fifth anniversary of such effectiveness date. I-Bankers has agreed that neither it nor its designees will be permitted to exercise the warrants after the five year anniversary of the effective date of the Registration Statement. The Representative’s Warrants and such Ordinary Shares purchased pursuant to the Representative’s Warrants are subject to a lock-up for a period of 180 days immediately following the date of the effectiveness of the Registration Statement. The Representative’s Warrants grant to holders demand and “piggy back” rights for periods of five and seven years, respectively, from the effective date of the Registration Statement with respect to the registration under the Securities Act of the ordinary shares issuable upon exercise of the Representative’s Warrants.

In addition, our Sponsor has agreed, in accordance with the guidelines of Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, to place limit orders, through ED&F Man Capital Markets Inc., an independent broker-dealer registered under Section 15 of the Exchange Act which is not affiliated with us nor part of the underwriting or selling group, to purchase up to 3,750,000 of the Company’s rights in the open market at market prices not to exceed $0.20 per right and further subject to the conditions described in the agreement. I-Bankers has also agreed to purchase up to 1,250,000 of the Company’s rights in the open market at market prices not to exceed $0.20 per right and further subject to the conditions described in the agreement. Copies of each of these agreements are attached hereto as Exhibits 10.13 and 10.14.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Unit Subscription Agreements, dated as of November 9, 2020 (the “Private Placement Agreements”), by and between each of Sponsor, I-Bankers, on the one hand, and the Company, on the other hand, completed the private sale of an aggregate of 479,000 units (the “Private Placement Units”), at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $4,790,000. Pursuant to the Private Placement Agreements, 414,000 Private Placement Units were purchased by the Sponsor, and 65,000 Private Placement Units were purchased by I-Bankers.

The Private Placement Units are identical to the Units sold in the IPO, except that warrants that are part of the Private Placement Units are not redeemable by the Company so long as they are held by the original holders or their permitted transferees. In addition, for as long as the warrants that are part of the Private Placement Units are held by I-Bankers or its designees or affiliates, they may not be exercised after five years from the effective date of the Registration Statement. No underwriting discounts or commissions were paid with respect to such sales. The issuance of the Private Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2), Regulation D and/or Regulation S of the Securities Act of 1933, as amended (the “Securities Act”).

The foregoing description of the Private Placement Agreements are not complete and are qualified in their entirety by reference to the full text of such agreements, copies of which are filed herewith as Exhibits 10.4 and 10.5 to this Current Report on Form 8-K and are incorporated herein by reference.

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Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On November 12, 2020, in connection with the IPO, the Company filed its Amended and Restated Memorandum and Articles of Association in the Cayman Islands, effective the same day. The terms of the Amended and Restated Memorandum and Articles of Association are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Memorandum and Articles of Association is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $91,530,000 of the net proceeds from the IPO and the Private Placement Units was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by CST, acting as trustee. Except with respect to the interest earned on the funds in the trust account that may be released to the Company to pay its taxes, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the Company’s public shares properly submitted in connection with a shareholder vote to amend the Company’s amended and restated memorandum and articles of association to modify the substance or timing of its obligation to redeem 100% of the Company’s public shares if it does not complete its initial business combination within 12 months (or up to 18 months if the Company extends the period of time to consummate a business combination, as described in more detail in the Registration Statement) from the closing of the IPO or (iii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 12 months (or up to 18 months if the Company extends the period of time to consummate a business combination, as described in more detail in the Registration Statement) from the closing of the IPO, subject to applicable law.

I-Bankers agreed to defer $236,250 in underwriting commissions, if the over-allotment option is exercised in full (the “Deferred Commission”) until the completion of the Company’s initial business combination, if any, which Deferred Commission would be paid out of the trust account to I-Bankers. Such funds will be released only upon consummation of an initial business combination, as described in the Registration Statement. If the business combination is not consummated, such Deferred Commission will be forfeited. None of the underwriters will be entitled to any interest accrued on the Deferred Commission.

On November 9, 2020, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Copies of the specimen unit, ordinary share, warrant and right certificates are attached as Exhibits 4.1, 4.2, 4.3 and 4.4, respectively, to this Current Report on Form 8-K, which supersede the specimen unit, ordinary share, warrant and right certificates, which were previously filed as the Exhibits 4.1, 4.2, 4.3 and 4.4, respectively, to the Registration Statement on Form S-1, as amended (File No. 333-248819), initially filed with the Commission on September 15, 2020.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
1.1	Underwriting Agreement
3.1	Amended and Restated Memorandum and Articles of Association
4.1	Specimen Unit Certificate
4.2	Specimen Ordinary Shares Certificate
4.3	Specimen Warrant Certificate
4.4	Specimen Right Certificate
4.5	Warrant Agreement, dated as of November 9, 2020, by and between Continental Stock Transfer & Trust Company and the Company
4.6	Rights Agreement, dated as of November 9, 2020, by and between Continental Stock Transfer & Trust Company and the Company
4.7	Form of Representative’s Warrant
10.1	Letter Agreement, dated as of November 9, 2020, by and among the Company, and each of the initial shareholders, directors and officers of the Company
10.2	Investment Management Trust Agreement, dated as of November 9, 2020, by and between Continental Stock Transfer & Trust Company and the Company
10.3	Letter Agreement, dated as of November 9, 2020, by and between American Physicians LLC and the Registrant regarding administrative support
10.4	Unit Subscription Agreement, dated as of November 9, 2020, by and between the Company and American Physicians LLC
10.5	Unit Subscription Agreement, dated as of November 9, 2020, by and between the Registrant and I-Bankers
10.6	Registration Rights Agreement, dated as of November 9, 2020, by and between the Company and certain securityholders
10.7	Business Combination Marketing Agreement, dated as of November 9, 2020, by and by and between the Company and I-Bankers
10.8	Indemnity Agreement, dated as of November 9, 2020, by and between the Company and Bob Ai
10.9	Indemnity Agreement, dated as of November 9, 2020, by and between the Company and Christine Zhao.
10.10	Indemnity Agreement, dated as of November 9, 2020, by and between the Company and Gang Li
10.11	Indemnity Agreement, dated as of November 9, 2020, by and between the Company and Jiuji Yan
10.12	Indemnity Agreement, dated as of November 9, 2020, by and between the Company and Kevin Chen
10.13	10b5-1 plan between Sponsor and ED&F Man Capital Markets Inc., dated as of November 9, 2020
10.14	10b5-1 plan between I-Bankers and ED&F Man Capital Markets Inc., dated as of November 9, 2020

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Edoc Acquisition Corp.

Date: November 13, 2020	By:	/s/ Kevin Chen
Name: Kevin Chen
Title: Chief Executive Officer

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